Legal and regulatory matters	6 Months Ended
Apr. 30, 2024
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Legal and regulatory matters

Note 13 Legal and regulatory matters
We are a large global institution that is subject to many different complex legal and regulatory requirements that continue to evolve. We are and have been subject to a variety of legal proceedings, including civil claims and lawsuits, regulatory examinations, investigations, audits and requests for information by various governmental regulatory agencies and law enforcement authorities in various jurisdictions. Some of these matters may involve novel legal theories and interpretations and may be advanced under criminal as well as civil statutes, and some proceedings could result in the imposition of civil, regulatory enforcement or criminal penalties. We review the status of all proceedings on an ongoing basis and will exercise judgment in resolving them in such manner as we believe to be in our best interest. In many proceedings, it is inherently difficult to determine whether any loss is probable or to reliably estimate the amount of any loss. This is an area of significant judgment and uncertainty and the extent of our financial and other exposure to these proceedings after taking into account current provisions could be material to our results of operations in any particular period though we do not believe that the ultimate resolution of any such matter will have a material effect on our consolidated financial condition.
Our significant legal proceedings and regulatory matters are described in Note 25 of our audited 2023 Annual Consolidated Financial Statements and as updated below. Based on the facts currently known, except as may otherwise be noted, it is not possible at this time for us to predict the ultimate outcome of these proceedings or the timing of their resolution.
London interbank offered rate (LIBOR) litigation
On December 12, 2023, the settlement agreement resolving one of the LIBOR class actions brought on behalf of certain plaintiffs that purchased U.S. dollar LIBOR-based instruments was granted final court approval. Royal Bank of Canada remains a defendant in other LIBOR class actions.
Royal Bank of Canada Trust Company (Bahamas) Limited proceedings
On December 11, 2023, the U.S. Department of Labor published a technical correction to the prior one-year
exemption reflecting the fact that the pending French Court of Appeal’s decision would be rendered by an appellate court, and not the district court.
On March 5, 2024, the Court of Appeal rendered a judgment of conviction (the Conviction) against Royal Bank of Canada Trust Company (Bahamas) Limited (RBC Bahamas) and the other parties. RBC Bahamas was ordered by the Court of Appeal to pay a fine of
€
5,000
in connection with the Conviction. In addition, the Court of Appeal ordered that certain of those convicted of complicity in the matter, including RBC Bahamas, are jointly liable for the allegedly unpaid inheritance taxes owing, plus penalties and interest (such aggregate amount will be determined in separate proceedings before the tax courts, to which RBC Bahamas is not a party). RBC Bahamas believes that its actions did not violate French law, and has appealed the Conviction to the French Supreme Court. Under French law, upon the filing of an appeal by RBC Bahamas, the Conviction, as well as its effects (fine and joint liability) were stayed pending the outcome of the appeal.
As previously disclosed, in 2016 Royal Bank of Canada was granted an exemption by the U.S. Department of Labor that allows Royal Bank of Canada and its current and future affiliates to continue to qualify for the Qualified Professional Asset Manager (QPAM) exemption under the Employee Retirement Income Security Act despite any potential conviction of RBC Bahamas in the French proceeding for a temporary one-year period from the date of conviction. As a result of the Conviction, the temporary one-year period commenced on March 5, 2024. Royal Bank of Canada is seeking longer term relief from the Department of Labor.